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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) March 20, 2003


               Prudential Securities Secured Financing Corporation

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                          333-42858-02                 13-3411414
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(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                  File Number)             Identification No.)


One New York Plaza, New York, New York                             10292
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (212) 778-1244
                                                   --------------


          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.
------   ------------------------------------

         On March 20, 2003, a single series of certificates entitled Prudential Commercial Mortgage Trust 2003-PWR1, Commercial Mortgage Pass-Through Certificates, Series 2003-PWR1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2003, among Prudential Securities Secured Financing Corporation as Depositor, Prudential Asset Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as a Master Servicer, ARCap Servicing, Inc. as Special Servicer, Wells Fargo Bank Minnesota, N.A. as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V. as Fiscal Agent and Prudential Mortgage Capital Funding, LLC as Ballston Common B-Note Holder and as Renaissance B-Note Holder. The Certificates consist of 19 classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class X-1 Certificates", the "Class X-2 Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class R Certificates" and the "Class V Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on their respective due dates in March 2003 (the "Cut-off Date"), an aggregate principal balance of $960,034,371 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Prudential Mortgage Capital Funding, LLC ("PMCF"), certain of the Mortgage Loans from Wells Fargo Bank, National Association ("WFB"), certain of the Mortgage Loans from Bear Stearns Commercial Mortgage, Inc. ("BSCMI"), and the remaining Mortgage Loans from CIBC Inc. ("CIBC"; and together with PMCF, WFB and BSCMI, the "Mortgage Loan Sellers"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers (the "Mortgage Loan Purchase Agreements"). The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class B and Class C Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Bear Stearns & Co. Inc. ("BSC"), Wells Fargo Brokerage Services, LLC ("WFBS") and CIBC World Markets Corp. ("CIBCWM"; and together with BSC, WFBS and Merrill Lynch, the "Underwriters"), pursuant to an underwriting agreement dated March 7, 2003 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. A form of the Underwriting Agreement is attached hereto as Exhibit 1.1. A form of the Mortgage Loan Purchase Agreement relating to each Mortgage Loan Seller is attached hereto as Exhibit 99.1, 99.2, 99.3 or 99.4.

         The Class A-1 Certificates have an initial aggregate principal balance of $268,984,000. The Class A-2 Certificates have an initial aggregate principal balance of $518,244,000. The Class B Certificates have an initial aggregate principal balance of $32,401,000. The Class C Certificates have an initial aggregate principal balance of $36,001,000. The Class X-1 Certificates have an initial aggregate notional amount of $960,034,371. The Class X-2 Certificates have an initial aggregate notional amount of $875,599,000. The Class D Certificates


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have an initial aggregate principal balance of $14,401,000. The Class E
Certificates have an initial aggregate principal balance of $9,600,000. The Class F Certificates have an initial aggregate principal balance of $10,800,000. The Class G Certificates have an initial aggregate principal balance of $12,001,000. The Class H Certificates have an initial aggregate principal balance of $16,800,000.The Class J Certificates have an initial aggregate principal balance of $7,201,000. The Class K Certificates have an initial aggregate principal balance of $4,800,000. The Class L Certificates have an initial aggregate principal balance of $7,200,000. The Class M Certificates have an initial aggregate principal balance of $3,600,000. The Class N Certificates have an initial aggregate principal balance of $3,600,000. The Class P Certificates have an initial aggregate principal balance of $14,401,371. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

         Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    -------------------------------

         Not applicable.

(c) Exhibits:
    --------

Exhibit No.   Description

1.1 Underwriting Agreement among Prudential Securities Secured Financing Corporation as seller and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., CIBC World Markets Corp. and Wells Fargo Brokerage Services, LLC as underwriters.

4.1 Pooling and Servicing Agreement among Prudential Securities Secured Financing Corporation, as depositor, Prudential Asset Resources, Inc., as a master servicer, Wells Fargo Bank, National Association as a master servicer, ARCap Servicing, Inc. as special servicer, Wells Fargo Bank Minnesota, N.A. as certificate administrator and as tax administrator, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent and Prudential Mortgage Capital Funding, LLC as Ballston Common B-Note holder and as Renaissance B-Note holder.

99.1 Mortgage Loan Purchase Agreement between Prudential Mortgage Capital Funding, LLC as seller and Prudential Securities Secured Financing Corporation as purchaser.



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99.2          Mortgage Loan Purchase Agreement between Wells Fargo Bank,
              National Association as seller and Prudential Securities Secured Financing Corporation as purchaser.

99.3 Mortgage Loan Purchase Agreement between CIBC Inc. as seller and Prudential Securities Secured Financing Corporation as purchaser.

99.4 Mortgage Loan Purchase Agreement between Bear Stearns Commercial Mortgage, Inc. as seller and Prudential Securities Secured Financing Corporation as purchaser.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: March 20, 2003


                                                PRUDENTIAL SECURITIES SECURED
                                                    FINANCING CORPORATION


                                                By:    /s/  Duane H. Tucker
                                                   ----------------------------
                                                Name: Duane H. Tucker
                                                Title: Senior Vice President



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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.
----------

1.1 Underwriting Agreement among Prudential Securities Secured Financing Corporation as seller and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., CIBC World Markets Corp. and Wells Fargo Brokerage Services, LLC as underwriters.

4.1 Pooling and Servicing Agreement among Prudential Securities Secured Financing Corporation, as depositor, Prudential Asset Resources, Inc., as a master servicer, Wells Fargo Bank, National Association as a master servicer, ARCap Servicing, Inc. as special servicer, Wells Fargo Bank Minnesota, N.A. as certificate administrator and as tax administrator, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent and Prudential Mortgage Capital Funding, LLC as Ballston Common B-Note holder.

99.1 Mortgage Loan Purchase Agreement between Prudential Mortgage Capital Funding, LLC as seller and Prudential Securities Secured Financing Corporation as purchaser.

99.2 Mortgage Loan Purchase Agreement between Wells Fargo Bank, National Association as seller and Prudential Securities Secured Financing Corporation as purchaser.

99.3 Mortgage Loan Purchase Agreement between CIBC Inc. as seller and Prudential Securities Secured Financing Corporation as purchaser.

99.4 Mortgage Loan Purchase Agreement between Bear Stearns Commercial Mortgage, Inc. as seller and Prudential Securities Secured Financing Corporation as purchaser.


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